COLONIAL UTILITIES FUND

                 Supplement to Prospectuses dated March 30, 1999
                             Class A, B and C Shares
                                 Class Z Shares

Ophelia Barsketis and Deborah Jansen are no longer co-managers of the Fund.

Scott Schermerhorn will be the sole portfolio manager of the Fund. Mr. Schermerhorn, a senior vice president of Colonial Management Associates, Inc., has managed the Colonial Value Fund since October, 1998 and the Stein Roe Advisor Tax-Managed Value Fund since June, 1999. Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust, Federated Stock and Bond Fund as well as other institutional accounts. From February, 1990 to May, 1996, Mr. Schermerhorn was a member of the growth and income team at J&W Seligman.




 759-36/127A-0100                                              January 18, 2000